UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2008

STEWART ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

LOUISIANA	1-15449	72-0693290
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1333 South Clearview Parkway	70121
Jefferson, Louisiana	(Zip Code)
(Address of principal executive offices)
(504) 729-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Press Release
SCI Letter
Stewart Letter

Item 7.01 Regulation FD Disclosure
     On July 14, 2008, Stewart Enterprises, Inc. (“Stewart” or the “Company”) issued a press release stating that it has rejected a proposal from Service Corporation International (“SCI”) to acquire all of the outstanding shares of Stewart for $9.50 in cash. This press release is attached as Exhibit 99.1. In a letter dated June 25, 2008, SCI invited Stewart to enter into negotiations regarding the possible combination of the two companies. In the letter, SCI stated that were it to be given access to certain non-public, non-competitively-sensitive information about Stewart’s overhead and trust management structure, it might be able to improve its offer, suggesting a potential range of $10.25 to $11.25 per share. That letter is attached as Exhibit 99.2.
     Stewart’s Board of Directors carefully evaluated the terms of the proposal and unanimously concluded that it is in the best interests of Stewart Enterprises and its shareholders to reject the proposal as inadequate. The Board believes that the Company is accomplishing positive change with its new management team, and is committed to implementing the Company’s previously disclosed long-term strategic plan, including its Best in Class, Innovation and Acquisition initiatives. Stewart’s response was communicated in a letter to SCI dated July 7, 2008. That letter is attached as Exhibit 99.3.
     The attached exhibits are not filed, but furnished to comply with Regulation FD. The information in this Current Report on Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
      (d)  Exhibits

Exhibit
Number	Description
99.1	Press Release by Stewart Enterprises, Inc. dated July 14, 2008 stating that it has rejected a proposal from Service Corporation International

99.2	SCI Letter dated June 25, 2008

99.3	Stewart Letter dated July 7, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.

July 14, 2008	/s/ Angela M. Lacour
Angela M. Lacour Vice President
Corporate Controller
Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release by Stewart Enterprises, Inc. dated July 14, 2008 stating that it has rejected a proposal from Service Corporation International

99.2	SCI Letter dated June 25, 2008

99.3	Stewart Letter dated July 7, 2008